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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 26, 2003

                               NOVADEL PHARMA INC.
             (Exact name of registrant as specified in its charter)


                Delaware                000-23399               22-2407152
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            (State or other            (Commission            (IRS Employer
            jurisdiction of            File Number)         Identification No.)
               Formation)



                    25 Minneakoning Road Flemington, NJ         08822
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                 (Address of principal executive offices)    (Zip Code)



        Registrant's telephone number, including area code (908) 782-3431



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          (Former name or former address, if changes since last report)

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Item 4.  Changes In Registrant's Certifying Accountant

         On November 26, 2003, the Company's independent accounting firm, Wiss & Company, LLP ("W&C"), advised the Company that it has resigned as the independent accountant to audit the Company's financial statements.

         The reports of W&C on the Company's financial statements within the two most recent fiscal years or any subsequent interim period contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, the report was modified as to an uncertainty relative to going concern for the years ended July 31, 2003 and July 31, 2002.

         The Company's Board of Directors accepted the resignation of W&C.

         During the two most recent fiscal years and any subsequent interim period preceding W&C's dismissal, there were no disagreement(s) with W&C on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of W&C, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         No "reportable events" (as defined in Item 304 (a) (1) (v) of Regulation S-K) occurred during the Company's two most recent fiscal years and any subsequent interim period preceding the accounting firm of W&C's dismissal.

         The Company has requested that W&C furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not W&C agrees with the above statements. A copy of such letter is attached hereto as Exhibit 16.1.

         The Company engaged J.H. Cohn, LLC ("JHC"), as its new independent accountants as of November 26, 2003. During the two most recent fiscal years and the subsequent interim period thorough the date that JHC was engaged, the Company did not consult with JHC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered by JHC on the Company's financial statements, or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a) (1)(v) of Regulation S-K).


Item 7.  Financial Statements and Exhibits

16.1 Letter dated December 2, 2003, from the accounting firm of W&C, independent accountants to the Company, concerning the disclosure made in this Report on Form 8-K, incorporated by reference to Form 8-K filed on December 3, 2003.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                      NOVADEL PHARMA INC.



                                      By: /s/ Gary A. Shangold
                                          --------------------------------------
                                          Name: Gary A. Shangold
                                          Title: President and Chief Executive
                                                 Officer


Dated:  January 6, 2004


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